EXHIBIT 99.2

FIRST QUARTER 2012

Supplemental Operating and Financial Data

Camden LaVina - Orlando, FL
420 Apartment Homes
Currently in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500  Fax: 713-354-2700
www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
FIRST QUARTER 2012 OPERATING RESULTS
FFO PER DILUTED SHARE INCREASES 15%

Houston, TEXAS (April 26, 2012) – Camden Property Trust (NYSE: CPT) today announced operating results for the three months ended March 31, 2012.

Funds from Operations (“FFO”)
FFO for the first quarter of 2012 totaled $0.83 per diluted share or $68.6 million, as compared to $0.72 per diluted share or $54.1 million for the same period in 2011, an increase of 15% per diluted share.

FFO for the three months ended March 31, 2012 included a $2.1 million or $0.03 per diluted share charge related to the redemption of perpetual preferred operating partnership units.  FFO for the three months ended March 31, 2011 included a net gain of $3.3 million or $0.04 per diluted share impact related to other income of $4.3 million from the sale of an available-for-sale investment, partially offset by $1.0 million of income taxes associated with that gain, and a $2.1 million or $0.03 per diluted share impact for General & Administrative (“G&A”) costs related to a one-time bonus awarded to all non-executive employees.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $88.8 million or $1.07 per diluted share for the first quarter of 2012, as compared to $7.3 million or $0.10 per diluted share for the same period in 2011.  EPS for the three months ended March 31, 2012 included: a $40.2 million or $0.49 per diluted share impact related to the gain on acquisition of the controlling interest in twelve joint ventures; a $32.5 million or $0.39 per diluted share impact related to the gain on sale of discontinued operations; and, a $2.1 million or $0.03 per diluted share charge related to the redemption of perpetual preferred operating partnership units.  EPS for the three months ended March 31, 2011 included a net $3.3 million or $0.05 per diluted share impact related to gain on sale of an available-for-sale investment; a $2.1 million or $0.03 per diluted share impact for G&A costs related to a one-time bonus awarded to all non-executive employees; and, a $1.1 million or $0.02 per diluted share impact from gain on the sale of three joint venture interests.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 47,724 apartment homes included in consolidated same property results, first quarter 2012 same property net operating income (“NOI”) increased 9.6% compared to the first quarter of 2011, with revenues increasing 6.8% and expenses increasing 2.4%.  On a sequential basis, first quarter 2012 same property NOI increased 0.8% compared to the fourth quarter of 2011, with revenues increasing 1.5% and expenses increasing 2.8% compared to the prior quarter.  Same property physical occupancy levels for the portfolio averaged 94.9% during the first quarter of 2012, compared to 94.5% in the fourth quarter of 2011 and 94.0% in the first quarter of 2011.

The Company defines same property communities as communities owned and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Acquisition Activity
On January 25, 2012, Camden purchased the remaining 80% ownership interest in twelve unconsolidated joint ventures for approximately $99.5 million, and assumed approximately $272.6 million in mortgage debt which was subsequently retired.  The Company now owns 100% of the interests in 4,034 apartment homes located in Dallas, Houston, Las Vegas, Phoenix, and Southern California, and consolidated those entities for financial reporting purposes as of the acquisition date.  The Company also acquired one multifamily community with 350 apartment homes located in Raleigh, NC for approximately $44.2 million through one of its Funds.

Disposition Activity
The Company disposed of three operating properties during the first quarter for a total of $55.6 million, resulting in a gain on sale of $32.5 million:  Camden Vista Valley, a 357-home community located in Mesa, AZ; Camden Landings, a 220-home apartment community located in Orlando, FL; and Camden Creek, a 456-home apartment community located in Houston, TX.

Development Activity
Construction was completed during the quarter at three wholly-owned communities:  Camden LaVina, a $55 million project with 420 apartment homes in Orlando, FL, which is currently 67% leased; Camden Summerfield II, a $25 million project with 187 apartment homes in Landover, MD, which is currently 72% leased; and Camden Royal Oaks II, a $12 million project with 104 apartment homes in Houston, TX, which began leasing during the quarter and is currently 21% leased.  Lease-up activity began during the first quarter at two communities which are currently under construction:  Camden Montague, a $23 million project with 192 apartment homes in Tampa, FL which is currently 53% leased; and Camden Westchase Park, a $52 million project with 348 apartment homes in Tampa, FL which is currently 16% leased.

Construction continued during the quarter on three wholly-owned development communities: Camden Town Square in Orlando, FL, a $66 million project with 438 apartment homes; Camden City Centre II in Houston, TX, a $36 million project with 268 apartment homes, and Camden NOMA in Washington DC, a $110 million project with 320 apartment homes.  Construction also continued during the quarter on two joint venture communities: Camden Amber Oaks II in Austin, TX, a $25 million project with 244 apartment homes, which is currently 8% leased, and Camden South Capitol in Washington, DC, an $88 million project with 276 apartment homes.

Equity Issuances/Redemption
During the first quarter, Camden completed a public offering of 6,612,500 common shares for net proceeds of approximately $391.6 million.  The Company also issued 704,245 common shares through its ATM program at an average price of $63.89 per share, for total net consideration of approximately $44.3 million.

The Company also redeemed its 7.0% Series B Cumulative Redeemable Perpetual Preferred Units from existing holders for an aggregate of $100 million (plus an amount equal to accrued but unpaid distributions as of the redemption date), resulting in a charge to earnings of $2.1 million.

Subsequent to quarter-end, Camden issued 430,078 common shares through its ATM program at an average price of $65.23 per share, for total net consideration of approximately $27.6 million.

Earnings Guidance
Camden updated its earnings guidance for 2012 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2012 FFO is expected to be $3.35 to $3.55 per diluted share, and full-year 2012 EPS is expected to be $1.85 to $2.05 per diluted share.  Second quarter 2012 earnings guidance is $0.85 to $0.89 per diluted share for FFO and $0.26 to $0.30 per diluted share for EPS.  Guidance for EPS excludes potential future gains on real estate transactions.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2012 earnings guidance is based on projections of same-property revenue growth between 4.75% and 6.25%, expense growth between 2.5% and 3.5%, and NOI growth between 6.0% and 8.0%.  Additional information on the Company’s 2012 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, April 27, 2012 at 11:00 a.m. Central Time to review its first quarter 2012 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 5402762, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 197 properties containing 67,025 apartment homes across the United States.  Upon completion of 7 properties under development, the Company's portfolio will increase to 69,111 apartment homes in 204 properties. Camden was recently named by FORTUNE® Magazine for the fifth consecutive year as one of the “100 Best Companies to Work For” in America, placing 7th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended March 31,
	2012		2011
Total property revenues (a)	$178,651		$157,602

EBITDA	98,129		87,497

Net income attributable to common shareholders	88,758		7,286
Per share - basic	1.10		0.10
Per share - diluted	1.07		0.10

Income from continuing operations attributable to common shareholders	56,534		6,494
Per share - basic	0.70		0.09
Per share - diluted	0.68		0.09

Funds from operations	68,589		54,113
Per share - diluted	0.83		0.72

Dividends per share	0.56		0.49
Dividend payout ratio	67.5%		68.1%

Interest expensed (including discontinued operations)	26,683		29,737
Interest capitalized	3,048		1,815
Total interest incurred	29,731		31,552

Principal amortization	1,203		1,395
Preferred distributions	776		1,750

Interest expense coverage ratio	3.7	x	2.9	x
Total interest coverage ratio	3.3	x	2.8	x
Fixed charge expense coverage ratio	3.4	x	2.7	x
Total fixed charge coverage ratio	3.1	x	2.5	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.3	x	2.8	x

Same property NOI increase (b)	9.6%		6.2%
(# of apartment homes included)	47,724		47,600

Gross turnover of apartment homes (annualized)	55%		49%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	48%		42%

	As of March 31,
	2012		2011
Total assets	$5,004,015		$4,583,293
Total debt	$2,431,106		$2,474,520
Common and common equivalent shares, outstanding end of period (c)	84,718		75,102
Share price, end of period	$65.75		$56.82
Preferred units, end of period	-		$97,925
Book equity value, end of period (d)	$2,311,531		$1,836,946
Market equity value, end of period (d)	$5,570,209		$4,367,296

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

(c) Includes at March 31, 2012: 82,497 common shares (including 541 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,221).

(d) Includes: common shares, preferred and common units, and common share equivalents.

Note:  Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
OPERATING DATA	2012	2011
Property revenues
Rental revenues	$153,719	$135,835
Other property revenues	24,932	21,767
Total property revenues	178,651	157,602

Property expenses
Property operating and maintenance	49,219	44,806
Real estate taxes	18,371	17,344
Total property expenses	67,590	62,150

Non-property income
Fee and asset management	2,923	1,838
Interest and other income (loss)	(688)	4,771
Income on deferred compensation plans	7,786	5,954
Total non-property income	10,021	12,563

Other expenses
Property management	5,284	5,319
Fee and asset management	1,743	1,220
General and administrative	8,679	9,788
Interest	26,683	29,737
Depreciation and amortization	50,118	45,851
Amortization of deferred financing costs	912	1,527
Expense on deferred compensation plans	7,786	5,954
Total other expenses	101,205	99,396

Gain on sale of unconsolidated joint venture interests	-	1,136
Gain on acquisition of controlling interests in joint ventures	40,191	-
Equity in income of joint ventures	366	374
Income from continuing operations before income taxes	60,434	10,129
Income tax expense - current	(224)	(1,320)
Income from continuing operations	60,210	8,809
Income from discontinued operations	353	792
Gain on sale of discontinued operations, net of tax	32,541	-
Net income	93,104	9,601
Less income allocated to noncontrolling interests from continuing operations	(825)	(556)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	(670)	(9)
Less income allocated to perpetual preferred units	(776)	(1,750)
Less write off of original issuance costs of redeemed perpetual preferred units	(2,075)	-
Net income attributable to common shareholders	$88,758	$7,286

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$93,104	$9,601
Other comprehensive income
Unrealized loss on cash flow hedging activities	-	(503)
Reclassification of net losses on cash flow hedging activities	-	5,766
Reclassification of gain on available-for-sale investment to earnings, net of tax	-	(3,309)
Reclassification of prior service cost on post retirement obligations	8	-
Comprehensive income	93,112	11,555
Less income allocated to noncontrolling interests from continuing operations	(825)	(556)
Less income, including gain on sale, allocated to noncontrolling interests from discontinued operations	(670)	(9)
Less income allocated to perpetual preferred units	(776)	(1,750)
Less write off of original issuance costs of redeemed perpetual preferred units	(2,075)	-
Comprehensive income attributable to common shareholders	$88,766	$9,240

PER SHARE DATA
Net income attributable to common shareholders - basic	$1.10	$0.10
Net income attributable to common shareholders - diluted	1.07	0.10
Income from continuing operations attributable to common shareholders - basic	0.70	0.09
Income from continuing operations attributable to common shareholders - diluted	0.68	0.09

Weighted average number of common and
common equivalent shares outstanding:
Basic	79,885	71,906
Diluted	82,855	72,783

Note:  Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
FUNDS FROM OPERATIONS	2012	2011

Net income attributable to common shareholders	$88,758	$7,286
Real estate depreciation from continuing operations	49,009	44,603
Real estate depreciation and amortization from discontinued operations	186	971
Adjustments for unconsolidated joint ventures	2,275	2,006
(Gain) on sale of unconsolidated joint venture interests	-	(1,136)
Income allocated to noncontrolling interests	1,093	383
(Gain) on acquisition of controlling interests in joint ventures	(40,191)	-
(Gain) on sale of discontinued operations, net of tax	(32,541)	-
Funds from operations - diluted	$68,589	$54,113

PER SHARE DATA
Funds from operations - diluted	$0.83	$0.72
Cash distributions	0.56	0.49

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	82,855	75,021

PROPERTY DATA
Total operating properties (end of period) (a)	197	187
Total operating apartment homes in operating properties (end of period) (a)	67,025	63,798
Total operating apartment homes (weighted average)	52,957	50,881
Total operating apartment homes - excluding discontinued operations (weighted average)	52,376	49,060

(a) Includes joint ventures.

Note:  Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
	(In thousands)

(Unaudited)	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2012	2011	2011	2011	2011
ASSETS
Real estate assets, at cost
Land	$868,964	$768,016	$766,302	$760,397	$760,397
Buildings and improvements	5,068,560	4,751,654	4,758,397	4,711,552	4,690,741
	5,937,524	5,519,670	5,524,699	5,471,949	5,451,138
Accumulated depreciation	(1,458,451)	(1,432,799)	(1,421,867)	(1,378,630)	(1,335,831)
Net operating real estate assets	4,479,073	4,086,871	4,102,832	4,093,319	4,115,307
Properties under development, including land	301,282	299,870	274,201	237,549	220,641
Investments in joint ventures	49,436	44,844	37,033	39,398	21,196
Properties held for sale	-	11,131	-	-	-
Total real estate assets	4,829,791	4,442,716	4,414,066	4,370,266	4,357,144
Accounts receivable - affiliates	29,742	31,035	31,395	30,401	29,973
Other assets, net (a)	89,706	88,089	87,657	90,346	92,051
Cash and cash equivalents	49,702	55,159	56,099	63,148	98,771
Restricted cash	5,074	5,076	5,357	4,898	5,354
Total assets	$5,004,015	$4,622,075	$4,594,574	$4,559,059	$4,583,293

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,380,952	$1,380,755	$1,380,560	$1,380,368	$1,419,681
Secured	1,050,154	1,051,357	1,052,544	1,053,699	1,054,839
Accounts payable and accrued expenses	105,370	93,747	97,613	78,460	81,972
Accrued real estate taxes	17,991	21,883	37,721	27,424	16,585
Distributions payable	47,594	39,364	39,319	38,966	38,662
Other liabilities (b)	90,423	109,276	111,043	123,829	134,608
Total liabilities	2,692,484	2,696,382	2,718,800	2,702,746	2,746,347

Commitments and contingencies

Perpetual preferred units	-	97,925	97,925	97,925	97,925

Equity
Common shares of beneficial interest	919	845	839	834	827
Additional paid-in capital	3,327,961	2,901,024	2,861,139	2,823,690	2,783,621
Distributions in excess of net income attributable to common shareholders	(648,074)	(690,466)	(700,897)	(676,367)	(623,740)
Treasury shares, at cost	(437,215)	(452,003)	(452,244)	(459,134)	(460,467)
Accumulated other comprehensive income (loss) (c)	(675)	(683)	201	93	(31,504)
Total common equity	2,242,916	1,758,717	1,709,038	1,689,116	1,668,737
Noncontrolling interests	68,615	69,051	68,811	69,272	70,284
Total equity	2,311,531	1,827,768	1,777,849	1,758,388	1,739,021
Total liabilities and equity	$5,004,015	$4,622,075	$4,594,574	$4,559,059	$4,583,293

(a) Includes:
net deferred charges of:	$15,267	$16,102	$16,868	$14,484	$12,677

(b) Includes:
deferred revenues of:	$2,337	$2,140	$2,213	$2,181	$2,254
distributions in excess of investments in joint ventures of:	$16,298	$30,596	$31,799	$31,040	$33,442
fair value adjustment of derivative instruments:	$11,574	$16,486	$22,192	$27,977	$31,655

(c) Represents the fair value adjustment of derivative instruments and amortization of prior service costs on post retirement obligations.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2012 (in apartment homes)

	"Same Property"	Non-"Same Property"	Fully Consolidated	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (a)	5,313	291	5,604	-	5,604	187	5,791	596	6,387
Houston, TX	4,294	1,452	5,746	3,152	8,898	104	9,002	268	9,270
Tampa, FL	5,503	-	5,503	450	5,953	-	5,953	540	6,493
Las Vegas, NV	3,969	949	4,918	3,098	8,016	-	8,016	-	8,016
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Dallas, TX	4,273	456	4,729	1,250	5,979	-	5,979	-	5,979
Los Angeles/Orange County, CA	2,060	421	2,481	-	2,481	-	2,481	-	2,481
Charlotte, NC	3,574	-	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,344	-	3,344	-	3,344	420	3,764	438	4,202
Atlanta, GA	3,202	-	3,202	344	3,546	-	3,546	-	3,546
Raleigh, NC	2,704	-	2,704	350	3,054	-	3,054	-	3,054
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	1,196	-	1,196	-	1,196	-	1,196
Austin, TX (b)	1,853	-	1,853	1,369	3,222	-	3,222	244	3,466
Phoenix, AZ	1,084	992	2,076	-	2,076	-	2,076	-	2,076
Other	984	855	1,839	2,841	4,680	-	4,680	-	4,680

Total Portfolio	47,724	5,416	53,140	13,174	66,314	711	67,025	2,086	69,111

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia. 276 units under construction in D.C. Metro are held through a joint venture investment.
(b) 244 units under construction in Austin, TX are held through a joint venture investment.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (e)

	"Same Property"	Operating	Incl. JVs at		Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	Communities	Communities (c)	Pro Rata % (d)		2012	2011	2011	2011	2011
D.C. Metro	18.8%	18.3%	18.2%		94.5%	94.2%	96.3%	96.0%	95.5%
Houston, TX	9.0%	10.1%	10.4%		96.0%	95.2%	95.4%	94.2%	91.9%
Tampa, FL	8.4%	7.7%	7.9%		94.9%	94.8%	94.8%	94.5%	93.9%
Las Vegas, NV	6.1%	6.7%	6.3%		92.0%	92.0%	92.0%	92.5%	91.2%
SE Florida	7.8%	7.3%	7.2%		95.5%	94.9%	94.1%	95.2%	94.7%
Dallas, TX	6.5%	6.4%	6.4%		95.1%	94.6%	95.3%	95.6%	94.3%
Los Angeles/Orange County, CA	6.8%	7.0%	6.3%		95.4%	95.1%	95.7%	94.8%	93.7%
Charlotte, NC	6.4%	6.0%	5.9%		95.8%	95.3%	95.9%	96.3%	95.2%
Orlando, FL	5.6%	5.4%	5.4%		95.3%	94.9%	95.3%	94.7%	94.2%
Atlanta, GA	5.3%	4.8%	5.0%		94.4%	93.8%	94.9%	94.5%	93.9%
Raleigh, NC	4.8%	4.4%	4.5%		94.8%	94.4%	94.9%	95.0%	94.6%
Denver, CO	4.0%	3.6%	4.0%		94.1%	93.7%	94.6%	94.4%	92.9%
San Diego/Inland Empire, CA	3.4%	3.1%	3.1%		92.9%	92.0%	94.7%	92.9%	92.7%
Austin, TX	2.9%	2.6%	3.1%		95.5%	95.5%	96.1%	94.4%	93.6%
Phoenix, AZ	2.2%	2.9%	2.0%		93.7%	93.2%	93.2%	91.1%	92.6%
Other	2.0%	3.7%	4.3%		94.3%	94.0%	95.0%	95.6%	93.9%

Total Portfolio	100.0%	100.0%	100.0%		94.7%	94.3%	94.8%	94.5%	93.5%

(c) Operating communities include fully-consolidated communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(e) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up or under development.

CAMDEN	COMPONENTS OF
	PROPERTY NET OPERATING INCOME
	(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2012	2011	Change
"Same Property" Communities (a)	47,724	$162,171	$151,866	$10,305
Non-"Same Property" Communities (b)	5,416	13,532	4,506	9,026
Development and Lease-Up Communities (c)	2,277	1,203	-	1,203
Other (d)	-	1,745	1,230	515
Total Property Revenues	55,417	$178,651	$157,602	$21,049

Property Expenses
"Same Property" Communities (a)	47,724	$61,066	$59,610	$1,456
Non-"Same Property" Communities (b)	5,416	5,083	1,430	3,653
Development and Lease-Up Communities (c)	2,277	523	-	523
Other (d)	-	918	1,110	(192)
Total Property Expenses	55,417	$67,590	$62,150	$5,440

Property Net Operating Income
"Same Property" Communities (a)	47,724	$101,105	$92,256	$8,849
Non-"Same Property" Communities (b)	5,416	8,449	3,076	5,373
Development and Lease-Up Communities (c)	2,277	680	-	680
Other (d)	-	827	120	707
Total Property Net Operating Income	55,417	$111,061	$95,452	$15,609

Income from Discontinued Operations (e)		Three Months Ended March 31,
		2012	2011
Property Revenues		$1,209	$3,545
Property Expenses		670	1,782
Property Net Operating Income		539	1,763
Depreciation and Amortization		(186)	(971)
Gain on Sale of Discontinued Operations, net of tax		32,541	-
Income, including gain on sale, allocated to noncontrolling interests		(670)	(9)
Income attributable to common shareholders		$32,224	$783

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b)
Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2011, or communities which underwent major redevelopment after January 1, 2011, excluding properties held for sale. Previously reported in "Same Property" Communities, Camden Royal Oaks is now reported in Non-"Same Property" Communities while Camden Royal Oaks II is in lease-up.

(c)
Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2011, excluding properties held for sale and communities under major redevelopment.

(d)
"Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e)	Represents operating results for communities disposed of during 2011 and 2012, of which Camden has no continuing involvement.

	"SAME PROPERTY"
CAMDEN	FIRST QUARTER COMPARISONS
	MARCH 31, 2012
	(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q12	1Q11	Growth	1Q12	1Q11	Growth	1Q12	1Q11	Growth

D.C. Metro	$26,898	$25,817	4.2%	$7,942	$8,210	(3.3%)	$18,956	$17,607	7.7%
Houston, TX	15,371	13,722	12.0%	6,225	5,678	9.6%	9,146	8,044	13.7%
Tampa, FL	15,177	14,237	6.6%	6,645	6,431	3.3%	8,532	7,806	9.3%
Las Vegas, NV	9,799	9,698	1.0%	3,631	3,689	(1.6%)	6,168	6,009	2.6%
SE Florida	12,064	11,322	6.6%	4,147	4,496	(7.8%)	7,917	6,826	16.0%
Dallas, TX	11,633	10,570	10.1%	5,082	4,880	4.1%	6,551	5,690	15.1%
Los Angeles/Orange County, CA	10,395	9,796	6.1%	3,519	3,431	2.6%	6,876	6,365	8.0%
Charlotte, NC	10,536	9,533	10.5%	4,065	3,987	2.0%	6,471	5,546	16.7%
Orlando, FL	9,616	9,130	5.3%	3,953	3,711	6.5%	5,663	5,419	4.5%
Atlanta, GA	9,338	8,849	5.5%	4,021	3,720	8.1%	5,317	5,129	3.7%
Raleigh, NC	7,525	7,179	4.8%	2,623	2,612	0.4%	4,902	4,567	7.3%
Denver, CO	5,975	5,426	10.1%	1,967	1,870	5.2%	4,008	3,556	12.7%
San Diego/Inland Empire, CA	5,677	5,482	3.6%	2,246	2,152	4.4%	3,431	3,330	3.0%
Austin, TX	5,515	4,933	11.8%	2,600	2,340	11.1%	2,915	2,593	12.4%
Phoenix, AZ	3,387	3,101	9.2%	1,194	1,258	(5.1%)	2,193	1,843	19.0%
Other	3,265	3,071	6.3%	1,206	1,145	5.3%	2,059	1,926	6.9%

Total Same Property	$162,171	$151,866	6.8%	$61,066	$59,610	2.4%	$101,105	$92,256	9.6%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q12	1Q11	Change	1Q12	1Q11	Change

D.C. Metro	5,313		18.8%	94.6%	95.6%	(1.0%)	$1,590	$1,526	4.2%
Houston, TX	4,294		9.0%	96.4%	92.2%	4.2%	1,101	1,028	7.1%
Tampa, FL	5,503		8.4%	94.8%	93.9%	0.9%	803	763	5.3%
Las Vegas, NV	3,969		6.1%	93.0%	92.2%	0.8%	756	757	(0.1%)
SE Florida	2,520		7.8%	95.5%	94.7%	0.8%	1,499	1,419	5.6%
Dallas, TX	4,273		6.5%	95.3%	94.3%	1.0%	812	745	8.9%
Los Angeles/Orange County, CA	2,060		6.8%	95.4%	94.0%	1.4%	1,598	1,536	4.1%
Charlotte, NC	3,574		6.4%	95.8%	95.2%	0.6%	896	807	11.1%
Orlando, FL	3,344		5.6%	95.2%	94.1%	1.1%	868	831	4.5%
Atlanta, GA	3,202		5.3%	94.3%	93.9%	0.4%	879	846	3.9%
Raleigh, NC	2,704		4.8%	95.2%	94.6%	0.6%	829	795	4.2%
Denver, CO	1,851		4.0%	94.4%	93.0%	1.4%	983	915	7.5%
San Diego/Inland Empire, CA	1,196		3.4%	92.9%	92.7%	0.2%	1,525	1,485	2.7%
Austin, TX	1,853		2.9%	95.1%	93.7%	1.4%	883	807	9.5%
Phoenix, AZ	1,084		2.2%	94.5%	94.7%	(0.2%)	918	848	8.2%
Other	984		2.0%	95.3%	94.1%	1.2%	1,004	962	4.3%

Total Same Property	47,724		100.0%	94.9%	94.0%	0.9%	$1,038	$985	5.4%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY"
CAMDEN	SEQUENTIAL QUARTER COMPARISONS
	MARCH 31, 2012
	(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q12	4Q11	Growth	1Q12	4Q11	Growth	1Q12	4Q11	Growth

D.C. Metro	$26,898	$26,680	0.8%	$7,942	$7,955	(0.2%)	$18,956	$18,725	1.2%
Houston, TX	15,371	14,945	2.9%	6,225	5,626	10.6%	9,146	9,319	(1.9%)
Tampa, FL	15,177	14,956	1.5%	6,645	6,354	4.6%	8,532	8,602	(0.8%)
Las Vegas, NV	9,799	9,770	0.3%	3,631	3,649	(0.5%)	6,168	6,121	0.8%
SE Florida	12,064	11,777	2.4%	4,147	3,956	4.8%	7,917	7,821	1.2%
Dallas, TX	11,633	11,381	2.2%	5,082	4,893	3.9%	6,551	6,488	1.0%
Los Angeles/Orange County, CA	10,395	10,345	0.5%	3,519	3,608	(2.5%)	6,876	6,737	2.1%
Charlotte, NC	10,536	10,382	1.5%	4,065	4,194	(3.1%)	6,471	6,188	4.6%
Orlando, FL	9,616	9,508	1.1%	3,953	3,823	3.4%	5,663	5,685	(0.4%)
Atlanta, GA	9,338	9,196	1.5%	4,021	3,768	6.7%	5,317	5,428	(2.0%)
Raleigh, NC	7,525	7,402	1.7%	2,623	2,502	4.8%	4,902	4,900	0.0%
Denver, CO	5,975	5,898	1.3%	1,967	1,983	(0.8%)	4,008	3,915	2.4%
San Diego/Inland Empire, CA	5,677	5,558	2.1%	2,246	2,261	(0.7%)	3,431	3,297	4.1%
Austin, TX	5,515	5,454	1.1%	2,600	2,502	3.9%	2,915	2,952	(1.3%)
Phoenix, AZ	3,387	3,243	4.4%	1,194	1,208	(1.2%)	2,193	2,035	7.8%
Other	3,265	3,211	1.7%	1,206	1,127	7.0%	2,059	2,084	(1.2%)

Total Same Property	$162,171	$159,706	1.5%	$61,066	$59,409	2.8%	$101,105	$100,297	0.8%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q12	4Q11	Change	1Q12	4Q11	Change

D.C. Metro	5,313		18.8%	94.6%	94.3%	0.3%	$1,590	$1,590	0.0%
Houston, TX	4,294		9.0%	96.4%	95.0%	1.4%	1,101	1,086	1.4%
Tampa, FL	5,503		8.4%	94.8%	94.8%	0.0%	803	797	0.8%
Las Vegas, NV	3,969		6.1%	93.0%	92.7%	0.3%	756	757	(0.1%)
SE Florida	2,520		7.8%	95.5%	94.9%	0.6%	1,499	1,481	1.2%
Dallas, TX	4,273		6.5%	95.3%	94.8%	0.5%	812	802	1.2%
Los Angeles/Orange County, CA	2,060		6.8%	95.4%	95.1%	0.3%	1,598	1,594	0.3%
Charlotte, NC	3,574		6.4%	95.8%	95.3%	0.5%	896	879	1.9%
Orlando, FL	3,344		5.6%	95.2%	94.9%	0.3%	868	862	0.7%
Atlanta, GA	3,202		5.3%	94.3%	93.9%	0.4%	879	875	0.5%
Raleigh, NC	2,704		4.8%	95.2%	94.4%	0.8%	829	821	0.9%
Denver, CO	1,851		4.0%	94.4%	93.8%	0.6%	983	975	0.9%
San Diego/Inland Empire, CA	1,196		3.4%	92.9%	92.0%	0.9%	1,525	1,527	(0.2%)
Austin, TX	1,853		2.9%	95.1%	95.1%	0.0%	883	869	1.6%
Phoenix, AZ	1,084		2.2%	94.5%	93.8%	0.7%	918	898	2.2%
Other	984		2.0%	95.3%	95.6%	(0.3%)	1,004	1,000	0.4%

Total Same Property	47,724		100.0%	94.9%	94.5%	0.4%	$1,038	$1,031	0.7%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

	"SAME PROPERTY" OPERATING EXPENSE
CAMDEN	DETAIL AND COMPARISONS
	MARCH 31, 2012
	(In thousands)

(Unaudited)
					% of Actual
					1Q12 Operating
Quarterly Comparison (a)	1Q12	1Q11	$ Change	% Change	Expenses

Property taxes	$16,730	$16,620	$110	0.7%	27.4%
Salaries and Benefits for On-site Employees	14,698	14,112	586	4.2%	24.1%
Utilities	13,687	13,197	490	3.7%	22.4%
Repairs and Maintenance	8,756	8,702	54	0.6%	14.3%
Property Insurance	3,182	3,324	(142)	(4.3%)	5.2%
Other	4,013	3,655	358	9.8%	6.6%

Total Same Property	$61,066	$59,610	$1,456	2.4%	100.0%

					% of Actual
					1Q12 Operating
Sequential Comparison (a)	1Q12	4Q11	$ Change	% Change	Expenses

Property taxes	$16,730	$16,035	$695	4.3%	27.4%
Salaries and Benefits for On-site Employees	14,698	13,993	705	5.0%	24.1%
Utilities	13,687	13,692	(5)	(0.0%)	22.4%
Repairs and Maintenance	8,756	9,139	(383)	(4.2%)	14.3%
Property Insurance	3,182	2,975	207	7.0%	5.2%
Other	4,013	3,575	438	12.2%	6.6%

Total Same Property	$61,066	$59,409	$1,657	2.8%	100.0%

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2011, excluding properties held for sale and communities under major redevelopment.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended
	March 31,
OPERATING DATA (a)	2012	2011
Property Revenues
Rental revenues	$7,175	$6,562
Other property revenues	1,013	1,008
Total property revenues	8,188	7,570

Property Expenses
Property operating and maintenance	2,377	2,287
Real estate taxes	1,064	792
Total property expenses	3,441	3,079

Net Operating Income (NOI)	4,747	4,491

Other expenses
Interest	1,998	1,991
Depreciation and amortization	2,305	1,996
Other	78	130
Total other expenses	4,381	4,117

Equity in income (loss) of joint ventures	$366	$374

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2012	2011	2011	2011	2011
BALANCE SHEET DATA (b)
Land	$153,286	$213,106	$199,323	$192,872	$163,596
Buildings and improvements	1,016,357	1,320,795	1,284,010	1,268,982	978,703
	1,169,643	1,533,901	1,483,333	1,461,854	1,142,299
Accumulated depreciation	(156,705)	(225,577)	(229,212)	(217,324)	(207,860)
Real estate assets, net	1,012,938	1,308,324	1,254,121	1,244,530	934,439
Properties under development and land	52,264	39,684	28,694	23,774	-
Cash and other assets, net	18,879	46,843	39,688	46,606	24,780
Total assets	$1,084,081	$1,394,851	$1,322,503	$1,314,910	$959,219

Notes payable	$852,861	$1,093,944	$1,066,924	$1,049,387	$811,319
Other liabilities	26,610	39,296	32,274	24,678	15,101
Total liabilities	879,471	1,133,240	1,099,198	1,074,065	826,420

Members' equity	204,610	261,611	223,305	240,845	132,799
Total liabilities and members' equity	$1,084,081	$1,394,851	$1,322,503	$1,314,910	$959,219

Camden's equity investment	$49,436	$44,844	$37,033	$39,398	$21,196
Distributions in excess of investment in joint ventures	($16,298)	($30,596)	($31,799)	($31,040)	($33,442)

Camden's pro-rata share of debt	$172,942	$221,204	$212,561	$209,112	$161,526

PROPERTY DATA (end of period)
Total operating properties	44	55	54	53	44
Total operating apartment homes	13,174	16,858	16,564	16,324	12,917
Pro rata share of operating apartment homes	2,558	3,365	3,247	3,199	2,517
Total development properties	2	2	2	2	-
Total development apartment homes	520	520	520	520	-
Pro rata share of development apartment homes	104	104	104	104	-

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN		CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2012 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 04/22/12
Completed Communities in Lease-Up		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden LaVina	420	$60.0	$55.4		3Q10	3Q11	1Q12	1Q13	67%	62%
	Orlando, FL
2.	Camden Summerfield II	187	30.0	24.9		3Q10	3Q11	1Q12	4Q12	72%	58%
	Landover, MD
3.	Camden Royal Oaks II	104	14.0	12.4		1Q11	1Q12	1Q12	3Q13	21%	14%
	Houston, TX

Total Completed Communities in Lease-Up		711	$104.0	$92.7						62%	54%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 04/22/12
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
IN LEASE-UP
4.	Camden Montague	192	$23.0	$18.3	$9.7	2Q11	1Q12	3Q12	4Q12	53%	33%
	Tampa, FL
5.	Camden Westchase Park	348	52.0	38.5	34.0	2Q11	1Q12	1Q13	4Q13	16%	8%
	Tampa, FL
6.	Camden Town Square	438	66.0	43.2	43.2	2Q11	2Q12	3Q13	4Q14	4%	1%
	Orlando, FL

UNDER CONSTRUCTION
7.	Camden City Centre II	268	36.0	11.9	11.9	4Q11	1Q13	2Q13	3Q14
	Houston, TX
8.	Camden NOMA	320	110.0	46.3	46.3	4Q11	1Q14	2Q14	2Q15
	Washington, DC

Total Development Communities		1,566	$287.0	$158.2	$145.1

Additional Development Pipeline & Land (a)					156.2

Total Properties Under Development and Land (per Balance Sheet)					$301.3

NOI CONTRIBUTION FROM NON-STABILIZED COMMUNITIES ($ in millions)
								Total Cost	1Q12 NOI
Completed Communities in Lease-Up								$92.7	$0.6
Development Communities								158.2	0.1
Total Non-Stabilized Communities NOI Contribution								$250.9	$0.7

Joint Venture Communities		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 04/22/12
Under Construction		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Amber Oaks II	244	$25.0	$14.7	$10.7	2Q11	1Q12	3Q12	2Q13	8%	4%
	Austin, TX
2.	Camden South Capitol	276	88.0	35.7	35.7	2Q11	3Q13	4Q13	3Q14
	Washington, DC

Total Joint Venture Development Communities		520	$113.0	$50.4	$46.4

(a) Please refer to the Development Pipeline & Land Summary on page 17.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF MARCH 31, 2012 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden Lamar Heights (b)	291	$6.0
	Austin, TX
2.	Camden McGowen Station	251	6.5
	Houston, TX
3.	Camden Highlands	400	7.8
	Denver, CO
4.	Camden Paces (c)	700	43.5
	Atlanta, GA
5.	Camden Glendale Triangle	242	24.9
	Glendale, CA
6.	Camden Boca Raton	261	5.3
	Boca Raton, FL
7.	Camden Lincoln Station	275	4.8
	Denver, CO

Development Pipeline		2,420	$98.8

LAND HOLDINGS		Acreage	Cost to Date

	Washington, DC	0.9	$17.3
	Los Angeles, CA	2.0	17.3
	Houston, TX	13.2	6.9
	Dallas, TX	7.2	8.6
	Las Vegas, NV	19.6	4.2
	Other	4.8	3.1

Land Holdings		47.7	$57.4

Total Development Pipeline and Land			$156.2

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b) Formerly known as Camden 5400 Lamar.
(c) Project anticipated to be developed in multiple phases.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		ACQUISITIONS & DISPOSITIONS

(Unaudited)

2012 ACQUISITION/DISPOSITION ACTIVITY

Acquisitions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Addison	Dallas, TX	Multifamily	456	1996	01/25/12
2.	Camden Holly Springs	Houston, TX	Multifamily	548	1999	01/25/12
3.	Camden Park	Houston, TX	Multifamily	288	1995	01/25/12
4.	Camden Sugar Grove	Houston, TX	Multifamily	380	1997	01/25/12
5.	Camden Parkside	Los Angeles/Orange County, CA	Multifamily	421	1972	01/25/12
6.	Camden Fountain Palms	Phoenix, AZ	Multifamily	192	1986/1996	01/25/12
7.	Camden Pecos Ranch	Phoenix, AZ	Multifamily	272	2001	01/25/12
8.	Camden Sierra	Phoenix, AZ	Multifamily	288	1997	01/25/12
9.	Camden Towne Center	Phoenix, AZ	Multifamily	240	1998	01/25/12
10.	Camden Pines	Las Vegas, NV	Multifamily	315	1997	01/25/12
11.	Camden Summit	Las Vegas, NV	Multifamily	234	1995	01/25/12
12.	Camden Tiara	Las Vegas, NV	Multifamily	400	1996	01/25/12

Total/Average Acquisitions		$397.0	million	4,034 apartment homes (a)	1995

Dispositions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Vista Valley	Phoenix, AZ	Multifamily	357	1986	01/12/12
2.	Camden Landings	Orlando, FL	Multifamily	220	1983	03/07/12
3.	Camden Creek	Houston, TX	Multifamily	456	1984	03/16/12

Total/Average Dispositions		$55.6	million	1,033 apartment homes	1984

Joint Venture Acquisitions		Location	Property Type	Apartment Homes	Year Built	Closing Date
1.	Camden Asbury Village	Raleigh, NC	Multifamily	350	2009	01/27/12

Total/Average Joint Venture Acquisitions		$44.2	million	350 apartment homes	2009
Pro Rata Joint Venture Acquisitions		$8.8	million

(a) These communities were acquired from joint ventures of which Camden previously owned an 20% interest. Apartment homes were previously included in Camden's unit count.

CAMDEN	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2012:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2012	$3,117	$-	$189,667	$192,784	7.9%	5.9%
2013	3,378	125,070	200,000	328,448	13.5%	4.9%
2014	2,187	8,827	-	11,014	0.5%	6.0%
2015	2,359	-	250,000	252,359	10.4%	5.1%
2016	2,594	-	-	2,594	0.1%	N/A
Thereafter	78,050	819,107	746,750	1,643,907	67.6%	4.6%
Total Maturing Debt	$91,685	$953,004	$1,386,417	$2,431,106	100.0%	4.8%

Unsecured Line of Credit	-	-	-	-	-	N/A
Total Debt	$91,685	$953,004	$1,386,417	$2,431,106	100.0%	4.8%

Weighted Average Maturity of Debt		6.6 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$245,210	10.1%	1.1%	7.4 Years
Fixed rate debt		2,185,896	89.9%	5.3%	6.5 Years
Total		$2,431,106	100.0%	4.8%	6.6 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,380,952	56.8%	5.3%	5.5 Years
Secured debt		1,050,154	43.2%	4.2%	8.0 Years
Total		$2,431,106	100.0%	4.8%	6.6 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$804,944	76.6%	5.2%	8.1 Years
Conventional variable-rate mortgage debt		206,476	19.7%	1.0%	5.7 Years
Tax exempt variable rate debt		38,734	3.7%	1.3%	16.2 Years
Total		$1,050,154	100.0%	4.2%	8.0 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		41,231	74.4%	$4,581,834	73.4%
Encumbered real estate assets		14,186	25.6%	1,656,972	26.6%
Total		55,417	100.0%	$6,238,806	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 3.3 times

(a) Includes available extention options.
(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2012 AND 2013:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter (a)	Amortization	Maturities	Maturities	Total	Maturing Debt
2Q 2012	$1,002	$-	$-	$1,002	N/A
3Q 2012	1,025	-	-	1,025	N/A
4Q 2012	1,090	-	189,667	190,757	5.9%
2012	$3,117	$-	$189,667	$192,784	5.9%

1Q 2013	$1,122	$-	$-	$1,122	N/A
2Q 2013	997	25,831	-	26,828	5.0%
3Q 2013	752	99,239	-	99,991	3.9%
4Q 2013	507	-	200,000	200,507	5.4%
2013	$3,378	$125,070	$200,000	$328,448	4.9%

(a) Includes available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	≤	60%	34%	Yes

Secured Debt to Gross Asset Value	≤	35%	15%	Yes

Consolidated EBITDA to Total Fixed Charges	≥	150%	296%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	≤	60%	38%	Yes

Total Secured Debt to Total Asset Value	≤	40%	16%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	≥	150%	342%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	327%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.
(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2012:

	Future Scheduled Repayments				Weighted Average
		Secured		Percent	Interest Rate on
Year (a)	Amortization	Maturities	Total	of Total	Maturing Debt
2012	$1,154	$15,585	$16,739	9.7%	5.2%
2013	1,743	35,980	37,723	21.8%	4.6%
2014	2,219	16,663	18,882	10.9%	4.7%
2015	2,118	9,440	11,558	6.7%	2.5%
2016	1,999	28,785	30,784	17.8%	3.6%
Thereafter	3,744	51,550	55,294	32.0%	4.2%
Total Maturing Debt	$12,977	$158,003	$170,980	98.9%	4.2%

Subscription lines of credit (b)	-	1,962	1,962	1.1%	1.6%
Total Debt	$12,977	$159,965	$172,942	100.0%	4.2%

Weighted Average Maturity of Debt (a)		3.9 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt		$20,787	12.0%	1.8%	3.7 Years
Fixed rate debt		152,155	88.0%	4.5%	3.9 Years
Total		$172,942	100.0%	4.2%	3.9 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt		$152,155	88.0%	4.5%	3.9 Years
Conventional variable-rate mortgage debt		13,936	8.0%	1.8%	2.5 Years
Tax exempt variable rate debt		2,014	1.2%	0.8%	19.1 Years
Variable-rate construction loans		2,875	1.7%	2.4%	0.8 Years
Subscription lines of credit		1,962	1.1%	1.6%	1.1 Years
Total		$172,942	100.0%	4.2%	3.9 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		13,174	$1,169,643
Properties under development and land		520	52,264
Total		13,694	$1,221,907

(a) Includes available extension options.
(b) As of March 31, 2012 these borrowings were drawn under the subscription secured lines of credit with $12.9 million in total capacity. Camden has a 20%
ownership interest in the borrowing entity.
(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT MATURITY ANALYSIS
				(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2012 and 2013:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter (a)	Amortization	Secured Maturities	Total	Maturing Debt
2Q 2012	$372	$-	$372	N/A
3Q 2012	384	2,100	2,484	2.6%
4Q 2012 (b)	398	13,985	14,383	5.6%
2012	$1,154	$16,085	$17,239	5.2%

1Q 2013	$420	$-	$420	N/A
2Q 2013 (c)	428	1,462	1,890	1.6%
3Q 2013	442	35,980	36,422	4.7%
4Q 2013	453	-	453	N/A
2013	$1,743	$37,442	$39,185	4.6%

(a) Includes available extension options.
(b) 4Q 2012 maturities include a subscription secured line of credit with $500 (Camden's pro-rata share) outstanding as of March 31, 2012. The line of credit has $4.0 million in total capacity.
(c) 2Q 2013 maturities include a subscription secured line of credit with $1,462 (Camden's pro-rata share) outstanding as of March 31, 2012. The line of credit has $8.9 million in total capacity.

CAMDEN		CAPITALIZED EXPENDITURES
		& MAINTENANCE EXPENSE
		(In thousands, except unit data)

(Unaudited)
		First Quarter 2012 (a)
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (b)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.5 years	$2,610	$49	$702	$13
	Appliances	9.6 years	1,150	22	208	4
	Painting	-	-	-	1,425	27
	Cabinetry/Countertops	10.0 years	425	8	-	-
	Other	8.6 years	1,150	22	465	9
	Exteriors
	Painting	5.0 years	69	1	-	-
	Carpentry	10.0 years	205	4	-	-
	Landscaping	6.1 years	360	7	3,001	57
	Roofing	20.0 years	511	10	77	1
	Site Drainage	10.0 years	76	1	-	-
	Fencing/Stair	10.0 years	42	1	-	-
	Other (c)	6.8 years	1,791	34	2,730	52
	Common Areas
	Mech., Elec., Plumbing	9.3 years	936	18	970	18
	Parking/Paving	5.0 years	73	1	-	-
	Pool/Exercise/Facility	8.1 years	1,531	29	303	6

	Total		$10,929	$207	$9,881	$187

	Weighted Average Apartment Homes			52,957		52,957

(a)	Includes discontinued operations. Capitalized expenditures for discontinued operations was $289 for the three months ended March 31, 2012.
	Maintenance expenses for discontinued operations was $111 for the same period.
(b)	Weighted average useful life of capitalized expenses for the three months ended March 31, 2012.
(c)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance.  Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable.  The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity.  The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies.  A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended
	March 31,
	2012	2011
Net income attributable to common shareholders	$88,758	$7,286
Real estate depreciation from continuing operations	49,009	44,603
Real estate depreciation and amortization from discontinued operations	186	971
Adjustments for unconsolidated joint ventures	2,275	2,006
(Gain) on sale of unconsolidated joint venture interests	-	(1,136)
Income allocated to noncontrolling interests	1,093	383
(Gain) on acquisition of controlling interests in joint ventures	(40,191)	-
(Gain) on sale of discontinued operations, net of tax	(32,541)	-
Funds from operations - diluted	$68,589	$54,113

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	82,855	72,783
FFO diluted	82,855	75,021

Net income attributable to common shareholders - diluted	$1.07	$0.10
FFO per common share - diluted	$0.83	$0.72

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS).  A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	2Q12 Range		2012 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.26	$0.30	$1.85	$2.05
Expected real estate depreciation from continuing operations	0.55	0.55	2.24	2.24
Expected real estate depreciation and amortization from discontinued operations	0.00	0.00	0.00	0.00
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.10	0.10
Expected income allocated to noncontrolling interests	0.01	0.01	0.04	0.04
Realized (gain) on acquistion of controlling interests in joint ventures	0.00	0.00	(0.49)	(0.49)
Realized (gain) on sale of discontinued operations, net of tax	0.00	0.00	(0.39)	(0.39)
Expected FFO per share - diluted	$0.85	$0.89	$3.35	$3.55

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes.  The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended
	March 31,
	2012	2011
Net income attributable to common shareholders	$88,758	$7,286
Less: Fee and asset management income	(2,923)	(1,838)
Less: Interest and other (income) loss	688	(4,771)
Less: Income on deferred compensation plans	(7,786)	(5,954)
Plus: Property management expense	5,284	5,319
Plus: Fee and asset management expense	1,743	1,220
Plus: General and administrative expense	8,679	9,788
Plus: Interest expense	26,683	29,737
Plus: Depreciation and amortization	50,118	45,851
Plus: Amortization of deferred financing costs	912	1,527
Plus: Expense on deferred compensation plans	7,786	5,954
Less: Gain on sale of unconsolidated joint venture interests	-	(1,136)
Less: Gain on acquisition of controlling interests in joint ventures	(40,191)	-
Less: Equity in income of joint ventures	(366)	(374)
Plus: Income allocated to perpetual preferred units	776	1,750
Plus: Write off of original issuance costs of redeemed perpetual preferred units	2,075	-
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	670	9
Plus: Income allocated to noncontrolling interests from continuing operations	825	556
Plus: Income tax expense - current	224	1,320
Less: Income from discontinued operations	(353)	(792)
Less: Gain on sale of discontinued operations, net of tax	(32,541)	-
Net Operating Income (NOI)	$111,061	$95,452

"Same Property" Communities	$101,105	$92,256
Non-"Same Property" Communities	8,449	3,076
Development and Lease-Up Communities	680	-
Other	827	120
Net Operating Income (NOI)	$111,061	$95,452

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to noncontrolling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended
	March 31,
	2012	2011
Net income attributable to common shareholders	$88,758	$7,286
Plus: Interest expense	26,683	29,737
Plus: Amortization of deferred financing costs	912	1,527
Plus: Depreciation and amortization	50,118	45,851
Plus: Income allocated to perpetual preferred units	776	1,750
Plus: Write off of original issuance costs on redeemed perpetual preferred units	2,075	-
Plus: Income, including gain on sale, allocated to noncontrolling interests from discontinued operations	670	9
Plus: Income allocated to noncontrolling interests from continuing operations	825	556
Plus: Income tax expense - current	224	1,320
Plus: Real estate depreciation and amortization from discontinued operations	186	971
Less: Gain on sale of unconsolidated joint venture interests	-	(1,136)
Less: Gain on acquisition of controlling interests in joint ventures	(40,191)	-
Less: Equity in income of joint ventures	(366)	(374)
Less: Gain on sale of discontinued operations, net of tax	(32,541)	-
EBITDA	$98,129	$87,497

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Positive
	Moody's	Baa1	Stable

Estimated Future Dates:		Q2 '12	Q3 '12	Q4 '12	Q1 '13
Earnings release & conference call		Early Aug	Early Nov	Early Feb	Late Apr

Dividend Information - Common Shares:		Q1 '12
Declaration Date		03/08/12
Record Date		03/30/12
Payment Date		04/17/12
Distributions Per Share		$0.56

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community Statistics as of 03/31/12

(Unaudited)							1Q12 Avg
			Year Placed	Average	Apartment	1Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	92%	$848	1.08
Camden Fountain Palms	Peoria	AZ	1986/1996	1,050	192	90%	693	0.66
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	930	0.87
Camden Pecos Ranch	Chandler	AZ	2001	924	272	97%	826	0.89
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	972	0.93
Camden Sierra	Peoria	AZ	1997	925	288	91%	684	0.74
Camden Towne Center	Glendale	AZ	1998	871	240	93%	680	0.78
TOTAL ARIZONA	7	Properties		955	2,076	94%	825	0.86

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	95%	1,561	1.55
Camden Harbor View	Long Beach	CA	2004	975	538	95%	1,934	1.98
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	1,781	1.76
Camden Martinique	Costa Mesa	CA	1986	794	714	96%	1,315	1.65
Camden Parkside	Fullerton	CA	1972	836	421	96%	1,208	1.44
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,481	1.66
Total Los Angeles/Orange County	6	Properties		904	2,481	95%	1,532	1.69

Camden Old Creek	San Marcos	CA	2007	1,037	350	94%	1,581	1.52
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	91%	1,508	1.57
Camden Tuscany	San Diego	CA	2003	896	160	93%	1,952	2.18
Camden Vineyards	Murrieta	CA	2002	1,053	264	94%	1,218	1.16
Total San Diego/Inland Empire	4	Properties		995	1,196	93%	1,525	1.53

TOTAL CALIFORNIA	10	Properties		934	3,677	95%	1,530	1.64

Camden Caley	Englewood	CO	2000	925	218	93%	964	1.04
Camden Centennial	Littleton	CO	1985	744	276	94%	743	1.00
Camden Denver West (1)	Golden	CO	1997	1,015	320	92%	1,120	1.10
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,183	1.03
Camden Interlocken	Broomfield	CO	1999	1,022	340	96%	1,175	1.15
Camden Lakeway	Littleton	CO	1997	932	451	94%	955	1.02
Camden Pinnacle	Westminster	CO	1985	748	224	95%	760	1.02
TOTAL COLORADO	7	Properties		949	2,171	94%	1,004	1.06

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	95%	1,454	1.37
Camden Clearbrook	Frederick	MD	2007	1,048	297	93%	1,322	1.26
Camden College Park	College Park	MD	2008	942	508	95%	1,557	1.65
Camden Dulles Station	Oak Hill	VA	2009	984	366	97%	1,594	1.62
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,607	1.52
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,638	1.75
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,650	1.66
Camden Grand Parc	Washington	DC	2002	674	105	95%	2,432	3.61
Camden Lansdowne	Leesburg	VA	2002	1,006	690	94%	1,398	1.39
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	92%	1,590	1.55
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,477	1.72
Camden Potomac Yard	Arlington	VA	2008	835	378	94%	1,945	2.33
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,402	2.81
Camden Russett	Laurel	MD	2000	992	426	91%	1,379	1.39
Camden Silo Creek	Ashburn	VA	2004	975	284	95%	1,405	1.44
Camden Summerfield	Landover	MD	2008	957	291	93%	1,561	1.63
Camden Summerfield II (2)	Landover	MD	2012	936	187	Lease-up	1,527	1.63
TOTAL DC METRO	17	Properties		963	5,791	94%	1,586	1.65

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,519	1.37
Camden Brickell	Miami	FL	2003	937	405	97%	1,579	1.69
Camden Doral	Miami	FL	1999	1,120	260	95%	1,521	1.36
Camden Doral Villas	Miami	FL	2000	1,253	232	95%	1,661	1.33
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	1,680	1.61
Camden Plantation	Plantation	FL	1997	1,201	502	95%	1,291	1.07
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	94%	1,328	1.19
Total Southeast Florida	7	Properties		1,103	2,520	95%	1,499	1.36

Camden Club	Longwood	FL	1986	1,077	436	96%	850	0.79
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	981	0.91
Camden Lago Vista	Orlando	FL	2005	955	366	95%	878	0.92
Camden LaVina (2)	Orlando	FL	2012	970	420	Lease-up	1,043	1.08
Camden Lee Vista	Orlando	FL	2000	937	492	95%	856	0.91
Camden Orange Court	Orlando	FL	2008	817	268	97%	1,093	1.34
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	93%	800	0.89
Camden Reserve	Orlando	FL	1990/1991	824	526	96%	722	0.88
Camden World Gateway	Orlando	FL	2000	979	408	96%	955	0.97
Total Orlando	9	Properties		943	3,764	95%	888	0.94

CAMDEN	COMMUNITY TABLE
Community Statistics as of 03/31/12

(Unaudited)							1Q12 Avg
			Year Placed	Average	Apartment	1Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	873	0.93
Camden Bay Pointe	Tampa	FL	1984	771	368	94%	692	0.90
Camden Bayside	Tampa	FL	1987/1989	748	832	96%	764	1.02
Camden Citrus Park	Tampa	FL	1985	704	247	96%	673	0.96
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	94%	686	0.94
Camden Lakeside	Brandon	FL	1986	729	228	96%	733	1.01
Camden Live Oaks	Tampa	FL	1990	1,093	770	95%	779	0.71
Camden Preserve	Tampa	FL	1996	942	276	95%	1,050	1.12
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	904	0.88
Camden Royal Palms	Brandon	FL	2006	1,017	352	95%	934	0.92
Camden Visconti (1)	Tampa	FL	2007	1,125	450	95%	1,103	0.98
Camden Westshore	Tampa	FL	1986	728	278	96%	834	1.15
Camden Woods	Tampa	FL	1986	1,223	444	93%	841	0.69
Total Tampa/St. Petersburg	13	Properties		914	5,953	95%	826	0.92

TOTAL FLORIDA	29	Properties		962	12,237	95%	983	1.02

Camden Brookwood	Atlanta	GA	2002	912	359	94%	962	1.05
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	944	0.80
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	871	0.86
Camden Ivy Hall (1)	Atlanta	GA	2010	1,181	110	96%	1,618	1.37
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	976	1.04
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	93%	912	0.89
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	95%	1,155	1.13
Camden River	Duluth	GA	1997	1,103	352	95%	887	0.80
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	94%	857	0.75
Camden St. Clair	Atlanta	GA	1997	999	336	95%	899	0.90
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	745	0.74
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	94%	715	0.62
TOTAL GEORGIA	12	Properties		1,045	3,546	94%	920	0.88

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	92%	669	0.80
Total Kansas City	1	Property		834	596	92%	669	0.80

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	91%	654	0.77
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	97%	843	1.02
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	94%	779	0.82
Camden Westchase (1)	St. Louis	MO	1986	945	160	99%	890	0.94
Total St. Louis	4	Properties		896	1,447	94%	767	0.86

TOTAL MISSOURI	5	Properties		878	2,043	94%	739	0.84

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	92%	714	0.76
Camden Breeze	Las Vegas	NV	1989	846	320	96%	719	0.85
Camden Canyon	Las Vegas	NV	1995	987	200	94%	854	0.86
Camden Commons	Henderson	NV	1988	936	376	90%	741	0.79
Camden Cove	Las Vegas	NV	1990	898	124	92%	707	0.79
Camden Del Mar	Las Vegas	NV	1995	986	560	95%	890	0.90
Camden Fairways	Henderson	NV	1989	896	320	94%	875	0.98
Camden Hills	Las Vegas	NV	1991	439	184	93%	495	1.13
Camden Legends	Henderson	NV	1994	792	113	96%	829	1.05
Camden Palisades	Las Vegas	NV	1991	905	624	91%	721	0.80
Camden Pines	Las Vegas	NV	1997	982	315	92%	791	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	93%	727	0.74
Camden Summit	Henderson	NV	1995	1,187	234	93%	1,080	0.91
Camden Tiara	Las Vegas	NV	1996	1,043	400	92%	858	0.82
Camden Vintage	Las Vegas	NV	1994	978	368	95%	706	0.72
Oasis Bay (1)	Las Vegas	NV	1990	876	128	96%	743	0.85
Oasis Crossings (1)	Las Vegas	NV	1996	983	72	94%	744	0.76
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	94%	609	0.70
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	92%	773	0.67
Oasis Island (1)	Las Vegas	NV	1990	901	118	92%	622	0.69
Oasis Landing (1)	Las Vegas	NV	1990	938	144	95%	678	0.72
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	93%	723	0.70
Oasis Palms (1)	Las Vegas	NV	1989	880	208	93%	677	0.77
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	90%	682	0.73
Oasis Place (1)	Las Vegas	NV	1992	440	240	83%	483	1.10
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	85%	413	1.06
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	93%	781	0.85
Oasis Springs (1)	Las Vegas	NV	1988	838	304	92%	580	0.69
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	90%	717	0.62
TOTAL NEVADA	29	Properties		903	8,016	92%	726	0.80

CAMDEN	COMMUNITY TABLE
Community Statistics as of 03/31/12

(Unaudited)							1Q12 Avg
			Year Placed	Average	Apartment	1Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	95%	927	0.89
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,168	1.29
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,161	1.35
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	854	0.82
Camden Forest	Charlotte	NC	1989	703	208	92%	575	0.82
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	784	0.83
Camden Grandview	Charlotte	NC	2000	1,057	266	96%	1,295	1.23
Camden Habersham	Charlotte	NC	1986	773	240	96%	658	0.85
Camden Park Commons	Charlotte	NC	1997	861	232	95%	670	0.78
Camden Pinehurst	Charlotte	NC	1967	1,147	407	96%	781	0.68
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	839	0.86
Camden Simsbury	Charlotte	NC	1985	874	100	97%	837	0.96
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,094	1.24
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	982	0.89
Camden Touchstone	Charlotte	NC	1986	899	132	98%	760	0.85
Total Charlotte	15	Properties		961	3,574	96%	896	0.93

Camden Asbury Village	Raleigh	NC	2009	1,009	350	89%	983	0.97
Camden Crest	Raleigh	NC	2001	1,013	438	94%	799	0.79
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	93%	898	0.86
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	836	0.78
Camden Manor Park	Raleigh	NC	2006	966	484	96%	868	0.90
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	927	0.87
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	725	0.75
Camden Westwood	Morrisville	NC	1999	1,027	354	97%	790	0.77
Total Raleigh	8	Properties		1,016	3,054	95%	846	0.83

TOTAL NORTH CAROLINA	23	Properties		986	6,628	95%	873	0.89

Camden Valleybrook	Chadds Ford	PA	2002	992	352	95%	1,327	1.34
TOTAL PENNSYLVANIA	1	Property		992	352	95%	1,327	1.34

Camden Amber Oaks (1)	Austin	TX	2009	862	348	96%	838	0.97
Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	96%	831	0.94
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,009	1.11
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,058	1.11
Camden Huntingdon	Austin	TX	1995	903	398	96%	802	0.89
Camden Laurel Ridge	Austin	TX	1986	702	183	95%	639	0.91
Camden Ridgecrest	Austin	TX	1995	855	284	95%	736	0.86
Camden Shadow Brook (1)	Austin	TX	2009	909	496	96%	889	0.98
Camden South Congress (1)	Austin	TX	2001	975	253	95%	1,500	1.54
Camden Stoneleigh	Austin	TX	2001	908	390	94%	945	1.04
Total Austin	10	Properties		895	3,222	95%	923	1.03

Camden Breakers	Corpus Christi	TX	1996	868	288	96%	966	1.11
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	95%	704	0.91
Camden Miramar (3)	Corpus Christi	TX	1994-2011	488	855	97%	970	1.99
Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	95%	1,089	1.03
Total Corpus Christi	4	Properties		693	1,757	95%	935	1.35

Camden Addison	Addison	TX	1996	942	456	96%	823	0.87
Camden Buckingham	Richardson	TX	1997	919	464	95%	843	0.92
Camden Centreport	Ft. Worth	TX	1997	911	268	95%	836	0.92
Camden Cimarron	Irving	TX	1992	772	286	95%	857	1.11
Camden Design District (1)	Dallas	TX	2009	939	355	93%	1,150	1.22
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	958	1.03
Camden Gardens	Dallas	TX	1983	652	256	97%	580	0.89
Camden Glen Lakes	Dallas	TX	1979	877	424	95%	782	0.89
Camden Legacy Creek	Plano	TX	1995	831	240	95%	895	1.08
Camden Legacy Park	Plano	TX	1996	871	276	96%	911	1.05
Camden Panther Creek (1)	Frisco	TX	2009	946	295	95%	956	1.01
Camden Riverwalk (1)	Grapevine	TX	2008	982	600	95%	1,160	1.18
Camden Springs	Dallas	TX	1987	713	304	96%	593	0.83
Camden Valley Park	Irving	TX	1986	743	516	96%	781	1.05
Camden Westview	Lewisville	TX	1983	697	335	94%	637	0.91
Total Dallas/Ft. Worth	15	Properties		866	5,979	95%	875	1.01

CAMDEN	COMMUNITY TABLE
Community Statistics as of 03/31/12

(Unaudited)							1Q12 Avg
			Year Placed	Average	Apartment	1Q12 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

	Camden Baytown	Baytown	TX	1999	844	272	93%	808	0.96
	Camden City Centre	Houston	TX	2007	932	379	98%	1,368	1.47
	Camden Cypress Creek (1)	Cypress	TX	2009	993	310	94%	1,043	1.05
	Camden Downs at Cinco Ranch (1)	Katy	TX	2004	1,075	318	97%	1,033	0.96
	Camden Grand Harbor (1)	Katy	TX	2008	959	300	97%	983	1.02
	Camden Greenway	Houston	TX	1999	861	756	96%	1,098	1.28
	Camden Heights (1)	Houston	TX	2004	927	352	98%	1,221	1.32
	Camden Holly Springs	Houston	TX	1999	934	548	95%	939	1.00
	Camden Lakemont (1)	Richmond	TX	2007	904	312	96%	862	0.95
	Camden Midtown	Houston	TX	1999	844	337	97%	1,338	1.58
	Camden Northpointe (1)	Tomball	TX	2008	940	384	95%	927	0.99
	Camden Oak Crest	Houston	TX	2003	870	364	97%	860	0.99
	Camden Park	Houston	TX	1995	866	288	96%	814	0.94
	Camden Piney Point (1)	Houston	TX	2004	919	318	98%	1,021	1.11
	Camden Plaza	Houston	TX	2007	915	271	96%	1,333	1.46
	Camden Royal Oaks	Houston	TX	2006	923	236	94%	1,171	1.27
	Camden Royal Oaks II (2)	Houston	TX	2012	1,054	104	Lease-up	1,438	1.36
	Camden Spring Creek (1)	Spring	TX	2004	1,080	304	95%	993	0.92
	Camden Steeplechase	Houston	TX	1982	748	290	94%	664	0.89
	Camden Stonebridge	Houston	TX	1993	845	204	97%	840	0.99
	Camden Sugar Grove	Stafford	TX	1997	921	380	96%	879	0.95
	Camden Travis Street (1)	Houston	TX	2010	819	253	98%	1,348	1.65
	Camden Vanderbilt	Houston	TX	1996/1997	863	894	97%	1,178	1.36
	Camden Whispering Oaks	Houston	TX	2008	934	274	97%	1,016	1.09
	Camden Woodson Park (1)	Houston	TX	2008	916	248	97%	958	1.05
	Camden Yorktown (1)	Houston	TX	2008	995	306	96%	952	0.96
	Total Houston	26	Properties		911	9,002	96%	1,044	1.15

	Camden Braun Station (1)	San Antonio	TX	2006	827	240	91%	822	0.99
	Camden Westover Hills (1)	San Antonio	TX	2010	959	288	96%	1,047	1.09
	Total San Antonio	2	Properties		899	528	94%	945	1.05

	TOTAL TEXAS	57	Properties		877	20,488	96%	964	1.10

TOTAL PROPERTIES		197	Properties		931	67,025	95%	$1,005	$1.08

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of March 31, 2012 are excluded from total occupancy numbers.
(3)	Miramar is a student housing community which is excluded from total occupancy numbers.